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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): MAY 15, 2001
                                                           ------------

                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)



        DELAWARE                     000-28324                   04-3119555
------------------------------   ------------------------   -------------------
State or other jurisdiction of   (Commission File Number)      (IRS Employer
       incorporation)                                       Identification No.)


     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                   02129
-------------------------------------        -----------------------------------
  (Address of principal executive                         (Zip Code)
              offices)


       Registrant's telephone number, including area code: (617) 241-5200
                                                           --------------

                                       N/A
                                      ----
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

         On May 15, 2001 (the "Effective Time"), BioTransplant Incorporated ("BioTransplant") completed its acquisition of Eligix, Inc., a Delaware corporation ("Eligix"), pursuant to an Agreement and Plan of Merger dated December 8, 2000 (the "Merger Agreement") by and among BioTransplant, BT/EL Acquisition Co., a Delaware corporation and a wholly-owned subsidiary of BioTransplant (the "Transitory Sub"), and Eligix.

         Pursuant to the Merger Agreement, the Transitory Sub merged with and into Eligix at the Effective Time, whereupon Eligix became a wholly-owned subsidiary of BioTransplant (the "Merger"). In connection with the Merger, BioTransplant issued an aggregate of 4,939,248 shares of its Common Stock, $.01 par value per share (the "Merger Shares"), in exchange for all of the outstanding shares of Eligix capital stock. In addition, the outstanding options and warrants of Eligix as of the Effective Time were converted into options and warrants to purchase an aggregate of 670,555 shares of BioTransplant's Common Stock. In connection with the Merger, employees of Eligix will receive an aggregate of 990,000 shares of BioTransplant's Common Stock pursuant to the Eligix Management Equity Incentive Plan (the "Incentive Shares"). A total of 987,849 Merger Shares and 198,000 Incentive Shares (together, the "Escrow Shares") have been placed, or will be placed, in escrow in accordance with the terms of a related escrow agreement. One half of the Escrow Shares secure any indemnification obligations of the Eligix stockholders and/or employees, and any of these shares remaining in escrow on August 15, 2002 will be released to the former stockholders and employees of Eligix in accordance with the escrow agreement. The other one half of the Escrow Shares secure CE mark approval for Eligix' T-Cell HDM product and will only be distributed to the former Eligix stockholders and employees if Eligix achieves CE mark approval for its T-Cell HDM product by December 31, 2001.

         Based upon the capitalization of BioTransplant as of the Effective Time, the 5,929,248 shares of BioTransplant's Common Stock issued to the Eligix stockholders and employees represent approximately 33.4% of the outstanding shares of BioTransplant's Common Stock as of the Effective Time.

         Eligix stockholders and employees holding approximately 5,857,600 of the 5,929,248 shares of BioTransplant Common Stock issued in connection with the merger, have signed lock-up agreements that prohibit them from selling, transferring, pledging or otherwise disposing of the BioTransplant Common Stock that they receive in connection with the merger as set forth below:

         o  through August 13, 2001, any of their shares;

         o during the period beginning on August 14, 2001 and ending on November 11, 2001, 66 2/3% of their shares;

         o during the period beginning on November 12, 2001 and ending on February 9, 2002, 33 1/3% of their shares; and

         o during the period beginning on February 10, 2002 and ending on May 15, 2002, 10% of their shares.

         Upon completion of the Merger, BioTransplant's board of directors elected Walter Ogier, Arnold Oronsky and Susan Racher, each a former member of Eligix' board of directors, to the BioTransplant board.

         In connection with the Merger, BioTransplant entered into employment offer letters with the following former key officers of Eligix, and the BioTransplant board of directors elected such individuals to the following offices: Walter C. Ogier (President and Chief Operating Officer), James Fitzgerald (Executive Vice President, Finance and Administration), David N. Cook (Senior Vice President, Development), Tara Clark (Vice President, Marketing), James Embree (Vice President, Manufacturing) and Judith Snow (Vice President, Quality Assurance).

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         The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. BioTransplant used authorized but previously unissued shares of its Common Stock as consideration in the Merger, which the Company expects to treat as a purchase for accounting purposes.

         Prior to the Merger, Eligix was a medical device company. BioTransplant currently intends to continue Eligix' business substantially in the manner conducted by Eligix prior to the Merger.

         The issuance of shares of BioTransplant Common Stock in connection with the Merger was approved by the board of directors and the stockholders of BioTransplant, and the Merger Agreement and the Merger were approved by the board of directors and stockholders of Eligix and the board of directors of BioTransplant. The terms of the Merger Agreement, including the amount of consideration paid by BioTransplant, were determined pursuant to arms' length negotiations. Prior to the closing of the Merger, none of BioTransplant, its affiliates, officers or directors, or any associate of any such officer or director, had any material relationship with Eligix or any of the stockholders of Eligix.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference from the BioTransplant Registration Statement on Form S-4 (File No. 333-53386). BioTransplant's press release dated May 16, 2001, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, is also incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statement of Businesses Acquired.

         The financial statements of Eligix required by this item are not included in this initial report. The required financial statements will be filed by amendment no later than July 30, 2001.

         (b)  Pro Forma Financial Information.

         The pro forma financial information required by this item is not included in this initial report. The required pro forma financial information will be filed by amendment no later than July 30, 2001.

         (c)  Exhibits.

         See Exhibit Index attached hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 25, 2001                      BIOTRANSPLANT INCORPORATED

                                       By: /s/ RICHARD V. CAPASSO
                                           -------------------------------
                                           Richard V. Capasso
                                           Vice President, Finance and Treasurer



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                                  EXHIBIT INDEX



EXHIBIT NO.                         EXHIBIT

2.1 Agreement and Plan of Merger, dated as of December 8, 2000, by and among BioTransplant Incorporated, BT/EL Acquisition Co. and Eligix, Inc. (Incorporated herein by reference to Annex A to the Joint Proxy Statement/Prospectus included in the Registrant's Registration Statement on Form S-4 (File No. 333-53386)).


99.1   Press Release dated May 16, 2001.